SUPPLEMENT TO THE FIDELITY DESTINY PORTFOLIOS:
DESTINY I: CLASS N AND DESTINY II: CLASS N APRIL 26, 1999
PROSPECTUS

SHAREHOLDER MEETING. On or about June 16, 1999, a meeting of the shareholders of Fidelity Destiny Portfolios: Destiny I and Destiny II will be held to approve various proposals, including a proposal to amend each fund's management contract. Shareholders of record on April 19, 1999 are entitled to vote at the meeting. The proposed management contract amendments include a proposal to eliminate the current performance adjustment component of the management fee Fidelity Management & Research Company (FMR) receives from each fund for managing its investments and business affairs under each fund's existing management contract. The proposed management contract also modifies the management fee to provide for lower fees when FMR's assets under management exceed certain levels, and allows FMR and the trust, on behalf of the funds, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-225-5270 to request a free copy of the proxy statement.